Exhibit 99.2

                                                    James S. Gold

                                                    30 Rockefeller Plaza
                                                    New York, NY  10020



March 5, 2004
Mr. Irwin D. Simon
Chairman, President & Chief Executive Officer
Hain Celestial Group
58 South Service Road
Suite 250
Melville, NY  11747

Dear Irwin:

     This letter will serve as my resignation, effective immediately, as a member of the Board of Directors of Hain Celestial.

     I wish you and the Company continued success, and I hope that my 5 years of service as a member of the Board have contributed positively to the Company's success.


                                       Very truly yours,




                                       /s/  Jim
                                       -------------------------------
                                           James S. Gold



cc:  Roger Meltzer, Esq.